UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 08, 2023

HOST HOTELS & RESORTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Ave
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2023, the Board of Directors of Host Hotels & Resorts, Inc., a Maryland corporation (the “Company”), approved and adopted certain amendments (the “Amendments”) to the Company’s Bylaws, effective immediately, at the recommendation of the Nominating, Governance and Corporate Responsibility Committee.

The Amendments update various provisions of the Bylaws to require parties proposing a nominee for election of a director to comply with the universal proxy rules adopted by the U.S. Securities and Exchange Commission. In addition, the Amendments update the Bylaws’ proxy and advance notice provisions, specifically, the notice required thereby, to require, among other things, (i) certain representations with respect to the solicitation intentions of the proposing stockholder; and (ii) additional representations consistent with the proponent’s obligations under the universal proxy rules, including the willingness of a Proposed Nominee (as defined in the Bylaws) to serve on the Board, if elected, and that no additional consents from any third party are required for a Proposed Nominee to serve on the Company’s Board of Directors, if elected. The Amendments also clarify that a stockholder may not nominate more individuals than there are directors to be elected or substitute or replace a proposed nominee without compliance with the requirements for nomination in the Bylaws, including compliance with any applicable deadlines.

The Amendments also include other conforming changes, including updates to provisions relating to virtual meetings to align with changes to the Maryland General Corporation Law statutory language.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Host Hotels & Resorts, Inc., effective as of February 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date:	February 10, 2023	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger Senior Vice President and Corporate Controller